UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22700

Exchange Listed Funds Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

(Address of principal executive offices) (Zip code)

UMB Fund Services

235 W. Galena Street

Milwaukee, Wisconsin 53212

(Name and address of agent for service)

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Item 1. Reports to Stockholders.

EXCHANGE LISTED FUNDS TRUST Knowledge Leaders Developed World ETF

Annual Report

April 30, 2018

Exchange Listed Funds Trust TABLE OF CONTENTS	April 30, 2018

Knowledge Leaders Developed World ETF
Management’s Discussion of Fund Performance	1
Schedule of Investments	4
Summary of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	24
Disclosure of Fund Expenses	25
Other Information	26
Trustees	27
Officers	28

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at www.knowledgeleadersfunds.com/kldw/. Please read the prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal, and there is no guarantee the Fund will achieve its investment objective. The Fund is non-diversified and may invest more of its assets in securities of a single issuer, which may have an adverse effect on the Fund’s performance. Concentration in a particular industry or sector will subject the Fund to loss due to adverse occurrences that may affect that industry or sector.

Individual shares of the Fund may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca through a brokerage account. However, shares are not individually redeemable directly from the Fund. The Fund issues and redeems shares on a continuous basis, at NAV, only in large blocks of shares (“Creation Units”), principally in-kind for securities included in the Fund’s underlying Index.

Distributor: Foreside Fund Services, LLC

i

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	April 30, 2018 (Unaudited)

Dear Shareholders,

I’m pleased to present the third annual shareholder report for the Knowledge Leaders Developed World ETF (the Fund) for the full year ended April 30, 2018. The last year has illustrated the potential for outperformance of the Knowledge Leaders Strategy, and I’m delighted to share the news of positive returns for the Fund’s investors. Since inception (7/7/2015), the Fund is up 12.24% (NAV, annualized), outperforming the MSCI World Index by 3.17% as of 4/30/2018.

The Fund (ticker: KLDW) seeks to provide investment results that, before fees or expenses, correspond generally to the total return performance of the Knowledge Leaders Developed World Index (the “Index”). The Index, provided by Knowledge Leaders Capital, LLC, seeks to capture the Knowledge Effect, the tendency of highly innovative companies to experience excess returns in the stock market. The Index invests in Knowledge Leaders in the Developed World, including North America, Europe and Asia.

Some companies choose to invest more in areas such as research and development, advertising and branding, employee training and other firm-specific resources. The Index provider, Knowledge Leaders Capital, LLC, specializes in measuring this investment in a company’s innovation and identifies such companies as Knowledge Leaders. The Knowledge Leader companies with the greatest knowledge intensity pass a quantitative screen and are selected for the Index. Over the reporting period, compared to the MSCI World Index, the Fund was overweight the consumer sectors, materials, industrials, and information technology and underweight financials, energy, telecom and utilities. Geographically, the Fund was underweight the Americas, and overweight Asia, with a slight overweight to Europe.

These allocations generated positive performance over the reporting period due to a number of macroeconomic trends. First, the US dollar declined significantly over the reporting period, amplifying the US dollar returns of stocks in Asia and Europe. Second, a period of synchronized global growth boosted top and bottom line growth for cyclical areas of the equity market like technology and materials. Third, the yield curve – the difference between 10 year treasury bonds and 3 month treasury bonds – flattened over the reporting period, preventing runaway performance among financial stocks, which the fund is underweight.

Also notable is the Fund’s high correlation to the top international global equity benchmarks – such as the MSCI World Index, the MSCI EAFE Index, the FTSE Global All Cap Index and the FTSE Developed ex- US Index – which may make it suitable for use as a core allocation. In addition, the Fund has a high active share of 74.22, compared to that of the Morningstar World Large Stock Category average of 61.10 as of 4/30/2018. Academic research* has associated a high active share with benchmark outperformance after fees, creating the potential for the Fund to generate alpha above the benchmarks.

For these reasons, we consider the Fund a unique product in the ETF landscape because it seeks to generate alpha, the measure of outperformance against a benchmark index. Indeed, since inception the Fund has generated an annualized alpha of 4.56% as of 4/30/2018. As an alpha-seeking fund, we view the Knowledge Leaders Developed World ETF as a viable alternative to not just ETFs, but traditional mutual funds as well, which were designed by their active management to attempt to outperform the market. With so many mutual funds simply tracking indexes these days, we believe alpha is harder and harder to come by. We believe a new class of alpha-seeking ETFs may very well rival mutual funds in the near future. We’re not the only ones who believe ETFs may have levelled the playing field when it comes to investment products. In the last year, Morningstar moved to combine mutual funds and ETFs into the same peer group in order to enable comparisons of these products. By providing these new and precise comparisons of returns, fees and tax impact, Morningstar is enabling financial advisors for the first time to weigh the benefits of mutual funds and ETFs against each other to determine which is most likely to best suit the interests of their clients.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please visit our website at www.knowledgeleadersfunds.com/kldw/.

As of 3/31/2018, the total returns for the Knowledge Leaders Developed World ETF NAV and market price, respectively, were 19.14%, 19.97% (1 Year) and 12.29%, 12.75% (Since Inception). The expense ratio for the ETF is 0.75%. The inception date of KLDW is 7/7/2015. As of 3/31/2018, the total returns of the MSCI World Index were 13.59% for 1 year and 8.89% for the since inception period of the Fund.

*

Cremers, Martijn, and Antti Petajisto. “How Active Is Your Fund Manager? A New Measure That Predicts Performance.” Working Paper, August 2006. Last revised May 2009. Past Performance does not guarantee future results.

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)	April 30, 2018 (Unaudited)

We seek to capture the Knowledge Effect in the ETF by applying the intellectual property developed by Knowledge Leaders Capital, LLC over the last decade. On behalf of the team, I thank you for your continued support of the Fund.

Sincerely,

Garrett Stevens, Chief Executive Officer
Exchange Traded Concepts, Advisor to the Fund

The views in this letter were as of April 30, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

The performance data quoted here represents past performance. Past performance is no guarantee of future results.

Investing involves risk, including possible loss of principal. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies, the values of which may be affected by changes in the currency rates or exchange control regulations. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. The Fund is non-diversified which means it may be invested in a limited number of issuers and susceptible to any economic, political and regulatory events than a more diversified fund. Diversification may not protect against market risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

The Knowledge Leaders Developed World ETF is distributed by Foreside Fund Services, LLC.

Shares of the Fund may be sold throughout the day on the exchange through any brokerage account. However, shares are not individually redeemable, and may only be redeemed directly from the Fund by Authorized Participants, in very large creation/redemption units. There can be no assurance that an active trading market for shares of an ETF will develop or be maintained. Shares may trade above or below NAV. The NAV is the ETF’s price per share. The market price is the price that the ETF share currently trades in the secondary market.

The Knowledge Leaders Developed World Index is an equal-weighted index that tracks highly innovative companies and consists of mid- and large-cap companies from the developed world. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the US and Canada. The FTSE Global All Cap Index is a market-capitalization weighted index representing the performance of the large, mid, and small cap stocks globally. The FTSE Developed ex-US Index is comprised of large (85%) and mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The Morningstar World Large Stock Category is an international equity category including ETFs and mutual funds with equity exposure to mostly large cap stocks in the U.S. Europe and Japan and have few geographical limitations.

Active Share is a term introduced by Martijn Cremers and Anti Petajisto in a March 31, 2009 paper, “How Active Is Your Fund Manager? A New Measure That Predicts Performance.” They defined the term as the “fraction of the portfolio that is different from the benchmark index” and found in a study of domestic equity funds from 1980-2003, “funds with the highest Active Share significantly outperformed their benchmarks, both before and after expenses, and they exhibited strong performance persistence.” Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than- expected portfolio performance. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection.

Indexes are unmanaged, and it is not possible to invest directly in an index.

Holdings and allocations are subject to change.

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Concluded)	April 30, 2018 (Unaudited)

Growth of a $10,000 Investment
(at Net Asset Value)

		Average Annual Return as of 4/30/18		Expense Ratio *
	Inception Date of the Fund	One Year	Since Inception	Gross	Net
Knowledge Leaders Developed World ETF	7/7/2015	16.89%	12.24%	0.75%	0.75%
MSCI World Index		13.22%	9.07%
Knowledge Leaders Developed World Index		17.25%	12.38%

*	Reflects the expense ratio as reported in the Prospectus dated August 28, 2017.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains distributions. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Current performance may be lower or higher than performance data quoted. For the Fund’s most recent month end performance, please visit www.knowledgeleadersfunds.com/kldw/.

There are no assurances that the Fund will meet its stated objective.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.The information provided herein represents the opinion of Knowledge Leaders Capital, LLC for the period stated and is subject to change at any time.

See definitions of MSCI World Index and the Knowledge Leaders Developed World Index in Management’s Discussion of Fund Performance.

Net Asset Value - The dollar value of a single share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS	April 30, 2018

Number of Shares		Value ($)
COMMON STOCKS – 99.5%
	AUSTRALIA – 3.5%
51,480	ALS Ltd.	303,105
16,224	Altium Ltd.	248,853
2,262	Blackmores Ltd.	201,430
78,390	Boral Ltd.	407,108
34,086	Carsales.Com Ltd.	368,966
39,000	Computershare Ltd.	500,465
4,290	CSL Ltd.	551,678
68,094	Duluxgroup Ltd.	398,870
100,932	Harvey Norman Holdings Ltd.	268,184
23,634	Mineral Resources Ltd.	321,122
42,900	Nufarm Ltd.	295,333
75,114	Reliance Worldwide Corp. Ltd.	268,190
22,152	Woolworths Ltd.	465,859
		4,599,163
	AUSTRIA – 0.1%
1,716	Lenzing AG	200,796

	BELGIUM – 0.3%
3,276	Solvay S.A.	457,552

	CANADA – 2.1%
26,520	CAE, Inc.	502,079
5,694	George Weston Ltd.	467,219
7,800	Loblaw Cos., Ltd.	397,317
7,800	Methanex Corp.	470,878
7,800	Open Text Corp.	275,810
7,800	Ritchie Bros Auctioneers, Inc.	255,305
2,574	Stantec, Inc.	65,597
5,460	West Fraser Timber Co., Ltd.	370,417
		2,804,622
	DENMARK – 1.7%
156	AP Moller - Maersk A/S - Class B	251,860
5,616	Chr. Hansen Holding A/S	511,088
3,432	Coloplast A/S Class B	291,628
6,240	H. Lundbeck A/S	363,270
2,574	Pandora A/S	286,925
13,260	William Demant Holding A/S*	518,647
		2,223,418
	FINLAND – 1.4%
7,410	Kone Oyj Class B	369,391
9,984	Metso OYJ	356,934
6,396	Nokian Renkaat Oyj	256,944
31,200	Stora Enso Oyj Class R	619,531
14,976	Wartsila OYJ Abp	319,359
		1,922,159

	FRANCE – 3.2%
3,666	Air Liquide S.A.	478,581
7,332	Compagnie de Saint-Gobain S.A.	385,301
2,262	Compagnie Generale des Etablissements Michelin	318,525
4,758	Dassault Systemes	616,539
2,106	Essilor International S.A.	287,652
1,326	Kering	768,354
7,566	Legrand S.A.	589,610
3,120	Pernod Ricard S.A.	518,506
4,290	Sanofi	341,001
		4,304,069
	GERMANY – 3.4%
4,290	BASF SE	447,412
1,560	Continental AG	416,916
12,012	Evonik Industries AG	427,840
3,588	Fresenius Medical Care AG & Co. KGaA	365,355
3,900	HeidelbergCement AG	382,895
4,212	Merck KGaA	413,323
3,510	Siemens AG	447,996
4,602	Symrise AG	373,085
71,136	Telefonica Deutschland Holding AG	340,434
7,098	United Internet AG	461,206
3,588	Wirecard A G	490,291
		4,566,753
	IRELAND – 0.3%
2,940	Kingspan Group PLC (London)	132,636
5,250	Kingspan Group PLC (Dublin)	237,864
		370,500
	ISRAEL – 0.3%
9,594	Teva Pharmaceutical Industries Ltd. - ADR	172,500
8,658	Tower Semiconductor Ltd.*	223,983
		396,483
	ITALY – 1.4%
62,088	Davide Campari-Milano S.p.A	466,591
14,274	Moncler S.p.A	645,684
11,778	Salvatore Ferragamo S.p.A.	348,924
19,032	Tenaris S.A.	358,024
		1,819,223
	JAPAN – 36.9%‡
7,800	ABC-MART, INC.	513,941
39,000	Amada Holdings Co., Ltd.	469,390
7,800	Asahi Intecc Co., Ltd.	273,365
23,400	Asics Corp.	443,087
15,600	ASKUL Corp.	491,131
7,800	BANDAI NAMCO Holdings, Inc.	264,812

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Continued)	April 30, 2018

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	JAPAN (Continued)
7,800	Benesse Holdings, Inc.	284,414
15,600	Brother Industries Ltd.	335,879
15,600	Calbee, Inc.	526,059
15,600	Canon, Inc.	540,315
15,600	Capcom Co., Ltd.	299,811
23,400	Casio Computer Co., Ltd.	349,209
15,600	Coca-Cola Bottlers Japan, Inc.	671,474
7,800	Cyberagent, Inc.	430,541
31,200	Daicel Corp.	360,971
15,600	Daiichi Sankyo Co., Ltd.	534,613
15,600	Ebara Corp.	597,341
7,800	Ezaki Glico Co., Ltd.	421,275
15,600	Fuji Corp.	280,422
78,000	Fuji Electric Co., Ltd.	558,849
31,200	Fuji Media Holdings, Inc.	511,803
78,000	Fujitsu Ltd.	474,665
101,400	Gungho Online Entertainment, Inc.	306,725
7,800	Hamamatsu Photonics K.K.	300,809
7,800	Harmonic Drive Systems, Inc.	374,229
15,600	Hitachi Chemical Co., Ltd.	343,008
15,600	Hitachi High-Technologies Corp.	728,499
15,600	House Foods Group, Inc.	549,582
7,800	HOYA CORP.	417,853
23,400	Isetan Mitsukoshi Holdings Ltd.	260,463
15,600	Itochu Techno-Solutions Corp.	323,619
7,800	Jafco Co., Ltd.	342,865
15,600	Japan Airlines Co., Ltd.	614,448
46,800	K's Holdings Corp.	676,606
15,600	Kansai Paint Co., Ltd.	351,276
15,600	Koei Tecmo Holdings Co., Ltd.	322,051
15,600	Komatsu Ltd.	534,613
7,800	Konami Holdings Corp.	383,496
7,800	Kyocera Corp.	498,829
23,400	Kyowa Hakko Kirin Co., Ltd.	507,668
7,800	Lawson, Inc.	515,367
7,800	M3, Inc.	295,463
15,600	Makita Corp.	701,412
7,800	Matsumotokiyoshi Holdings Co., Ltd.	348,211
7,800	MISUMI Group, Inc.	215,984
54,600	Mitsubishi Chemical Holdings Corp.	518,681
15,600	Mitsubishi Heavy Industries Ltd.	616,729
7,800	Mixi, Inc.	257,327
7,800	Monotaro Co., Ltd.	272,652
7,800	Morinaga & Co., Ltd.	379,931
15,600	Nabtesco Corp.	563,838
15,600	NEXON Co., Ltd.*	227,103
23,400	NGK Insulators Ltd.	430,256
15,600	NGK Spark Plug Co., Ltd.	402,029
15,600	Nihon M&A Center, Inc.	457,628
124,800	Nippon Light Metal Holdings Co., Ltd.	335,309
7,800	Nippon Telegraph & Telephone Corp.	371,021
23,400	Nippon Television Holdings, Inc.	410,369
15,600	Nissan Chemical Industries Ltd.	694,997
23,400	Nisshinbo Holdings, Inc.	330,818
7,800	Nissin Foods Holdings Co., Ltd.	573,818
7,800	Nitto Denko Corp.	580,946
15,600	Nomura Research Institute Ltd.	805,483
23,400	NSK Ltd.	314,352
78,000	Oji Holdings Corp.	548,869
7,800	Olympus Corp.	291,186
15,600	Ono Pharmaceutical Co., Ltd.	361,327
15,600	OSG Corp.	346,144
15,600	Park24 Co., Ltd.	441,947
15,600	Pigeon Corp.	731,350
31,200	Renesas Electronics Corp.*	327,326
15,600	Resorttrust, Inc.	324,189
15,600	Rohto Pharmaceutical Co., Ltd.	455,490
39,000	Sanwa Holdings Corp.	502,180
7,800	Sawai Pharmaceutical Co., Ltd.	337,875
7,800	SCSK Corp.	334,311
23,400	Sega Sammy Holdings, Inc.	384,066
15,600	Seiko Epson Corp.	292,968
7,800	Seria Co., Ltd.	382,070
15,600	Seven & I Holdings Co., Ltd.	685,017
15,600	Shimadzu Corp.	424,269
7,800	Shin-Etsu Chemical Co., Ltd.	784,455
7,800	Shiseido Co., Ltd.	506,955
23,400	Skylark Co., Ltd.	344,291
7,800	Square Enix Holdings Co., Ltd.	325,045
7,800	Start Today Co., Ltd.	225,250
15,600	Subaru Corp.	524,491
78,000	Sumitomo Chemical Co., Ltd.	448,362
23,400	Sumitomo Dainippon Pharma Co., Ltd.	426,621
23,400	Sumitomo Electric Industries Ltd.	359,153
78,000	Sumitomo Osaka Cement Co., Ltd.	357,121
31,200	Sumitomo Rubber Industries Ltd.	557,993
7,800	Suntory Beverage & Food Ltd.	384,208
7,800	Suzuki Motor Corp.	419,920
15,600	Tadano Ltd.	240,932
23,400	Taiyo Nippon Sanso Corp.	347,071
31,200	Takara Holdings, Inc.	376,938
15,600	Takeda Pharmaceutical Co., Ltd.	658,785
15,600	Terumo Corp.	883,893
7,800	THK Co., Ltd.	273,009

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Continued)	April 30, 2018

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	JAPAN (Continued)
15,600	Toho Co., Ltd.	521,782
15,600	Tokai Carbon Co., Ltd.	196,025
15,600	Tokyo Gas Co., Ltd.	417,996
15,600	Topcon Corp.	310,788
7,800	TOTO Ltd.	442,659
15,600	Toyo Suisan Kaisha Ltd.	614,448
7,800	Toyobo Co., Ltd.	152,115
7,800	Trend Micro, Inc.	467,608
7,800	TV Asahi Holdings Corp.	183,337
15,600	Yamaha Corp.	754,160
7,800	Yaskawa Electric Corp.	318,629
15,600	Yokogawa Electric Corp.	344,148
23,400	Zensho Holdings Co., Ltd.	544,877
		48,973,379
	NETHERLANDS – 1.3%
3,354	ASML Holding N.V.	638,237
5,772	Koninklijke DSM N.V.	598,485
8,190	Wolters Kluwer N.V.	443,600
		1,680,322
	NEW ZEALAND – 0.2%
50,856	Fletcher Building Ltd.	226,107

	NORWAY – 0.6%
5,304	Bakkafrost P/F	305,220
9,438	Salmar A.S.A.	441,793
		747,013
	SINGAPORE – 0.3%
140,400	Singapore Telecommunications Ltd.	373,255

	SPAIN – 0.4%
7,878	Amadeus IT Group S.A. Class A	577,754

	SWEDEN – 3.3%
12,948	Atlas Copco AB Class A	509,597
38,298	Dometic Group AB	368,612
22,854	Elekta AB Class B	259,986
25,194	Getinge A.B. - B Shares	235,313
18,096	Hennes & Mauritz AB - B Shares	310,093
45,552	Husqvarna AB Class B	439,942
21,060	Kindred Group PLC	273,277
3,744	Millicom International Cellular S.A.	250,085
28,626	Sandvik AB	491,124
18,174	SKF AB Class B	370,111
34,320	Svenska Cellulosa AB Class B	382,023
21,606	Trelleborg AB Class B	507,344
		4,397,507

	SWITZERLAND – 2.6%
4,680	Cie Financiere Richemont S.A.	447,056
1,170	Geberit AG	501,851
6,318	LafargeHolcim Ltd.*	353,333
7,254	Novartis AG	562,058
5,538	Oriflame Holding AG	264,010
1,638	Roche Holding AG	365,443
234	SGS S.A.	571,349
2,028	Sonova Holding AG	336,395
		3,401,495
	UNITED KINGDOM – 6.3%
3,354	ASOS PLC*	270,064
71,916	B&M European Value Retail S.A.	401,464
12,012	Burberry Group PLC	301,693
11,388	Coca-Cola HBC AG	383,348
72,852	ConvaTec Group PLC	217,944
6,708	Croda International PLC	412,164
53,508	DS Smith PLC	385,005
5,538	Fevertree Drinks PLC	216,323
21,606	IMI PLC	324,968
42,354	JD Sports Fashion PLC	228,095
36,426	Just Eat PLC*	388,226
81,900	Kingfisher PLC	342,701
23,868	Mediclinic International PLC	220,588
55,536	Merlin Entertainments PLC	281,339
11,076	Mondi PLC	309,077
3,510	Reckitt Benckiser Group PLC	275,663
40,482	Sage Group PLC	354,174
4,602	Shire PLC	245,049
16,068	Smith & Nephew PLC	308,952
18,876	Smiths Group PLC	415,332
5,304	Spirax-Sarco Engineering PLC	421,160
9,594	Unilever PLC	538,813
141,804	Vodafone Group PLC	413,284
7,020	Whitbread PLC	413,930
18,954	WPP PLC	325,676
		8,395,032
	UNITED STATES – 29.9%‡
5,772	Activision Blizzard, Inc.	382,972
3,432	Adobe Systems, Inc.*	760,531
1,872	Advance Auto Parts, Inc.	214,250
6,318	Agilent Technologies, Inc.	415,345
2,886	Albemarle Corp.	279,827
1,950	Alexion Pharmaceuticals, Inc.*	229,379
1,326	Allergan PLC	203,740
5,304	Amdocs Ltd.	356,694
1,716	Amgen, Inc.	299,408
4,602	Amphenol Corp. Class A	385,233

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Continued)	April 30, 2018

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	UNITED STATES (Continued)
4,524	Analog Devices, Inc.	395,171
2,418	Apple, Inc.	399,599
5,616	AT&T, Inc.	183,643
3,354	Autodesk, Inc.*	422,269
1,560	Becton, Dickinson and Co.	361,717
234	Booking Holdings, Inc.*	509,652
9,204	BorgWarner, Inc.	450,444
4,524	Bristol-Myers Squibb Co.	235,836
4,524	Broadridge Financial Solutions, Inc.	485,018
8,580	Brown-Forman Corp. - Class B	480,823
10,374	CA, Inc.	361,015
7,956	CBRE Group, Inc. - Class A*	360,486
4,446	Celanese Corp. Class A	483,147
2,730	Celgene Corp.*	237,783
10,608	Check Point Software Technologies Ltd.*	1,023,778
2,652	Cintas Corp.	451,636
10,842	Cisco Systems, Inc.	480,192
9,516	Conagra Brands, Inc.	352,758
1,326	Cooper Companies, Inc.	303,269
13,962	Coty, Inc. - Class A	242,241
2,028	Cummins, Inc.	324,196
4,368	Danaher Corp.	438,198
5,226	DENTSPLY SIRONA, Inc.	263,077
4,056	Dollar General Corp.	391,526
4,056	Dollar Tree, Inc.*	388,930
3,588	Dover Corp.	332,608
3,900	Eaton Corp. PLC	292,617
7,332	eBay, Inc.*	277,736
2,496	Edwards Lifesciences Corp.*	317,891
3,900	Eli Lilly and Co.	316,173
6,786	Emerson Electric Co.	450,658
2,964	Equifax, Inc.	332,116
3,666	Estee Lauder Co., Inc. Class A	542,898
2,418	Expedia, Inc.	278,409
3,042	F5 Networks, Inc.*	496,120
2,418	Facebook, Inc. Class A*	415,896
6,474	Fastenal Co.	323,635
10,140	Gap, Inc.	296,494
3,900	Gilead Sciences, Inc.	281,697
2,886	Hasbro, Inc.	254,228
5,148	Henry Schein, Inc.*	391,248
2,652	Honeywell International, Inc.	383,691
10,218	Hormel Foods Corp.	370,402
1,326	Illumina, Inc.*	319,473
4,056	Ingersoll-Rand PLC	340,258
8,580	Intel Corp.	442,900
2,652	Intuit, Inc.	490,063
12,246	Juniper Networks, Inc.	301,129
5,694	Kohl's Corp.	353,711
2,340	Lam Research Corp.	433,040
11,232	LKQ Corp.*	348,417
4,056	Lowe's Companies, Inc.	334,336
8,736	Macy's, Inc.	271,428
5,070	Microchip Technology, Inc.	424,156
6,006	Micron Technology, Inc.*	276,156
3,900	Molson Coors Brewing Co. Class B	277,836
2,886	Monsanto Co.	361,818
5,850	Monster Beverage Corp.*	321,750
8,736	Newell Rubbermaid, Inc.	241,376
1,560	NVIDIA Corp.	350,844
1,248	O'Reilly Automotive, Inc.*	319,575
7,410	Oracle Corp.	338,415
4,446	Owens Corning	291,169
1,482	Palo Alto Networks, Inc.*	285,300
3,120	Parker-Hannifin Corp.	513,614
6,708	PayPal Holdings, Inc.*	500,484
3,666	Pentair PLC	246,648
5,850	Perrigo Co. PLC	457,119
3,510	PPG Industries, Inc.	371,639
2,496	PVH Corp.	398,536
3,354	Qorvo, Inc.*	226,060
4,992	QUALCOMM, Inc.	254,642
3,432	Red Hat, Inc.*	559,622
2,808	Rockwell Automation, Inc.	462,000
2,340	Rockwell Collins, Inc.	310,144
3,042	Seagate Technology PLC	176,101
7,020	SEI Investments Co.	443,875
2,262	Snap-on, Inc.	328,555
5,460	Southwest Airlines Co.	288,452
3,354	Splunk, Inc.*	344,288
2,418	Stanley Black & Decker, Inc.	342,365
2,886	Stryker Corp.	488,946
5,850	Synopsys, Inc.*	500,233
6,162	Tapestry, Inc.	331,331
7,800	Textron, Inc.	484,692
1,950	Thermo Fisher Scientific, Inc.	410,182
4,602	Tractor Supply Co.	312,936
9,360	UGI Corp.	452,930
2,730	Universal Display Corp.	240,376
2,730	Varian Medical Systems, Inc.*	315,561
3,120	Vmware, Inc. Class A*	415,771
780	W.W. Grainger, Inc.	219,453
3,588	Wabtec Corp.	318,650

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Concluded)	April 30, 2018

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	UNITED STATES (Continued)
5,070	Walgreens Boots Alliance, Inc.	336,901
5,694	Xilinx, Inc.	365,783
7,020	Xylem, Inc.	511,758
2,652	Zimmer Biomet Holdings, Inc.	305,431
5,070	Zoetis, Inc. Class A	423,244
		39,689,772
	TOTAL COMMON STOCKS
	(Cost $114,611,402)	132,126,374

RIGHTS – 0.0%
	NEW ZEALAND – 0.0%
11,110	Fletcher Building Ltd. ^ Exercise Price: 4.80 NZD, Expiration Date: May 14, 2018	11,820

	TOTAL RIGHTS
	(Cost $—)	11,820

SHORT-TERM INVESTMENTS – 0.2%
278,760	JP Morgan U.S. Government Money Market Fund - Institutional Shares, 1.57%#	278,760

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $278,760)	278,760

	TOTAL INVESTMENTS – 99.7%
	(Cost $114,890,162)	132,416,954
	Other Assets in Excess of Liabilities – 0.3%	408,951
	TOTAL NET ASSETS – 100.0%	$132,825,905

*	Non-income producing security.

‡	Please see Note 6 for more information about geographic investment and other risks.

^

Security valued at fair value by the Fund’s Valuation Committee in accordance with procedures approved by, and under the general supervision of, the Fund’s Board of Trustees. The total value of this security is $11,820 (0.0% of total net assets).

#	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SUMMARY OF INVESTMENTS	April 30, 2018 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	20.8%
Industrials	19.7%
Consumer Discretionary	18.1%
Health Care	13.9%
Materials	12.3%
Consumer Staples	11.4%
Telecommunication Services	1.4%
Utilities	0.7%
Financials	0.6%
Energy	0.3%
Real Estate	0.3%
Total Common Stocks	99.5%
Rights	0.0%
Short-Term Investments	0.2%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF ASSETS AND LIABILITIES	April 30, 2018

Knowledge Leaders Developed World ETF
Assets:
Investments, at value (Cost $114,890,162)	$132,416,954
Foreign currency, at value (Cost $16,195)	16,049
Reclaims receivable	26,681
Dividends and interest receivable	455,018
Total Assets	132,914,702

Liabilities:
Investment securities purchased	8,178
Advisory fee payable	80,619
Total Liabilities	88,797

Net Assets	$132,825,905

Net Assets Consist of:
Capital	$115,459,886
Accumulated undistributed net investment income (loss)	360,447
Accumulated net realized gain (loss) on investments and foreign currency transactions	(511,217)
Net unrealized appreciation (depreciation) on investments	17,526,792
Net unrealized appreciation (depreciation) on foreign currency translation	(10,003)
Net Assets	$132,825,905

Net Assets	$132,825,905
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,900,001
Net Asset Value, Offering and Redemption Price Per Share	$34.06

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF OPERATIONS	For the Year Ended April 30, 2018

Knowledge Leaders Developed World ETF
Investment Income:
Dividend income (net of foreign withholding tax of $184,556)	$1,741,130
Interest	2,287
Total Investment Income	1,743,417

Expenses:
Advisory fees	775,098
Total Expenses	775,098

Net investment income (loss)	968,319

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on investment securities	3,034,152
Net realized gain (loss) on foreign currency transactions	9,539
Change in unrealized appreciation/(depreciation) on investments	10,906,544
Change in unrealized appreciation/(depreciation) on foreign currency translation	(13,499)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	13,936,736

Change in Net Assets Resulting From Operations	$14,905,055

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2018

	Knowledge Leaders Developed World ETF
	Year Ended April 30, 2018	Year Ended April 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$968,319	$485,230
Net realized gain (loss) on investments and foreign currency transactions	3,043,691	749,602
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	10,893,045	5,999,835
Net Increase (Decrease) in Net Assets Resulting from Operations	14,905,055	7,234,667

Distributions to Shareholders:
From net investment income	(806,103)	(347,858)
Total Distributions to Shareholders	(806,103)	(347,858)

Capital Transactions:
Proceeds from shares issued	56,883,609	55,301,407
Cost of shares redeemed	(11,510,391)	(4,216,451)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	45,373,218	51,084,956

Total Increase (Decrease) in Net Assets	59,472,170	57,971,765

Net Assets:
Beginning of year	73,353,735	15,381,970
End of year	$132,825,905	$73,353,735

Accumulated undistributed net investment income (loss)	$360,447	$199,339

Share Transactions:
Issued	1,750,000	2,050,000
Redeemed	(350,000)	(150,000)
Net Increase (Decrease) in Share Transactions	1,400,000	1,900,000

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distribution to Shareholders From						Ratios to Average Net Assets		Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return(2)(3)	Total Return at Market Price(2)(4)	Ratio of Expenses to Average Net Assets(5)	Ratio of Net Investment Income to Average Net Assets(5)	Net Assets at End of Period (000's)	Portfolio Turnover(2)(7)
Knowledge Leaders Developed World ETF
Year Ended April 30, 2018	$29.34	$0.31	$4.64	$4.95	$(0.23)	$—	$(0.23)	$34.06	16.89%	16.73%	0.75%	0.94%	$132,826	10%
Year Ended April 30, 2017	$25.64	$0.28	$3.59	$3.87	$(0.17)	$—	$(0.17)	$29.34	15.19%	16.81%	0.75%	1.05%	$73,354	47%
For the Period July 7, 2015(6) through April 30, 2016	$25.00	$0.29	$0.41	$0.70	$(0.06)	$—	$(0.06)	$25.64	2.80%	1.72%	0.75%	1.44%	$15,382	18%

(1)	Per share numbers have been calculated using the average shares method.

(2)	Not annualized for periods less than one year.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.

(5)	Annualized for periods less than one year.

(6)	Commencement of operations.

(7)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS	April 30, 2018

Note 1 – Organization

Exchange Listed Funds Trust (the “Trust”) was organized on April 4, 2012 as a Delaware Statutory Trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (”Shares”) in one or more series representing interests in separate portfolios of securities. The Trust has registered its Shares in several separate series. The financial statements herein are for the Knowledge Leaders Developed World ETF (the “Developed World ETF” or the “Fund”). The Fund is a passively managed exchange-traded fund. The assets of each series in the Trust are segregated and a shareholder’s interest is limited to the Fund in which Shares are held.

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Knowledge Leaders Developed World Index (the “Developed World Index”). The Fund is classified as a “non-diversified” fund. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. As a result, the performance of that issuer can have substantial impact on the share price. The Fund commenced operations on July 7, 2015.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

Note 2 – Basis of Presentation and Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

(a) Valuation of Investments

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current fair market value, the Trust’s procedures require the Fund’s Valuation Committee, in accordance with the Fund’s Board-approved valuation guidelines, to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s Net Asset Value (“NAV”) and the prices used by the Fund’s Index Provider. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when the investors will not be able to purchase or sell their Shares.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

●	Level 1 – Quoted prices in active markets for identical assets

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities and short-term investments are generally categorized as Level 1 in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2).

The following is a summary of the valuations as of April 30, 2018 for the Fund based upon the three levels defined above:

Developed World ETF	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks(1)	$132,126,374	$—	$—	$132,126,374
Rights(2)	—	11,820	—	11,820
Short-Term Investments	278,760	—	—	278,760
Total	$132,405,134	$11,820	$—	$132,416,954

*	The Fund did not hold any Level 3 securities at year end.

(1)	For a detailed break-out of common stocks by country classification, please refer to the Schedule of Investments.

(2)	Level 2 identified security is Fletcher Building Ltd. rights, which is a New Zealand security in the Materials sector.

Transfers are recognized at the end of the reporting period. There were no transfers between Levels at period end.

(b) Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

(c) Foreign Currency Transactions

The accounting records of the Trust are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Trust denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Fund may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

(d) Federal Income Tax

It is the policy of the Fund to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and to distribute substantially all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required as long as the Fund qualifies as a regulated investment company.

Management of the Fund has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of April 30, 2018, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

(e) Distributions to Shareholders

The Fund distributes net investment income and capital gains, if any, at least annually. The Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distributions requirement of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification.

Note 3 – Transactions with Affiliates and Other Servicing Agreements

(a) Investment Advisory

Exchange Traded Concepts, LLC (the “Adviser”) serves as adviser to the Trust, including the Fund, pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser (as defined below), including daily monitoring of purchases and sales of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser has entered into a license agreement with Knowledge Leaders Capital, LLC (the “Index Provider”) pursuant to which the Adviser pays a fee to use the Developed World Index (the “Index”). The Adviser is sub-licensing rights to the Index to the Fund at no charge.

(b) Investment Sub-Advisory Agreement

The Adviser and Penserra Capital Management LLC, (“Penserra” or the “Sub-Adviser”) have entered into an investment subadvisory agreement (the “Sub-Advisory Agreement”) with respect to the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for, among other things, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index subject to the supervision of the Adviser and the Board. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly at an annual rate of the average daily net assets of the Fund as follows: 0.06%, subject to an annual minimum of $25,000.

(c) Broker Commissions

For the year ending April 30, 2018, the Fund paid approximately $1,625 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Sub-Adviser.

(d) Distribution Agreement

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) is the principal underwriter and distributor of the Fund’s Shares. The Distributor does not maintain any secondary market in Fund Shares. The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust.

The Board has determined that no payments will be made under the Distribution and Service Plan through August 28, 2018. Thereafter, fees under the Distribution and Service Plan may only be imposed after approval by the Board. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Trust. Any forgone fees will not be recoverable during any subsequent period.

(e) Other Servicing Agreements

The Bank of New York Mellon (“BNY Mellon “) serves as the Fund’s fund accountant, transfer agent, custodian and co-administrator and UMB Fund Services (“UMBFS”) serves as the Fund’s co-administrator.

Certain officers of the Trust are also employees of the Fund’s Adviser and affiliates of the Distributor.

Note 4 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended April 30, 2018 were as follows:

Fund	Purchases	Sales
Developed World ETF	$21,208,854	$9,788,657

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended April 30, 2018 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Developed World ETF	$45,140,542	$11,311,499	$3,240,385

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

Note 5 – Capital Share Transactions

Fund Shares are listed and traded on the NYSE Arca, Inc. (the “Exchange”) on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on this exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased or redeemed directly from the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral up to 115% of the value of deposit securities. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $3,500, regardless of the number of Creation Units created in the transaction.

A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Fund is $3,500, regardless of the number of Creation Units created in the transaction.

Note 6 – Principal Risks

As with any investment, the investor could lose all or part of their investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the Fund’s prospectus.

ADR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem Shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Common Stock Risk: Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Concentration Risk: Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk: Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. An investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of April 30, 2018, a significant portion of the Fund’s assets was invested in securities of U.S. and Japanese issuers.

Investing in the United States Risk: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Investing in Japan Risk: The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.

Geopolitical Risk: Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Index Tracking Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of its underlying index.

Industry and Sector Concentration Risk: From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. To the extent the Fund’s investments are concentrated in or have significant exposure to a particular issuer, industry or group of industries, or asset class, the Fund may be more vulnerable to adverse events affecting such issuer, industry or group of industries, or asset class than if the Fund’s investments were more broadly diversified. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors and industries the Fund may have exposure to over time and should not be relied on as such.

Consumer Discretionary Sector Risk: Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Consumer Staples Sector Risk: Companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Health Care Sector Risk: The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk: The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

Information Technology Sector Risk: Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Materials Sector Risk: Companies in the materials sector could be affected by, among other things, commodity prices, government regulation, inflation expectations, resource availability, and economic cycles.

Issuer-Specific Risk: Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large Capitalization Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Market Risk: The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk: The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk: The Fund is not actively managed and therefore the Fund would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from a Fund’s Index or the selling of shares is otherwise required upon a rebalancing of the Index.

Portfolio Turnover Risk: In seeking to replicate the Index, which is adjusted and rebalanced quarterly, the Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

Premium/Discount Risk: Although it is expected that the market price of the Fund’s Shares typically will approximate its NAV, there may be times when the market price and the NAV differ and the Fund’s Shares may trade at a premium or discount to the NAV.

Sampling Risk: The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Risk: The small and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk: Shares may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2018

Note 7 – Federal Income Taxes

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences arising primarily from redemption in-kind transactions, the following amounts have been reclassified for the tax year ended April 30, 2018:

Fund	Capital	Accumulated Undistributed Net Investment Income (Loss) on Investments	Accumulated Net Realized Gain (Loss) on Investments
Developed World ETF	$3,240,526	$(1,108)	$(3,239,418)

The tax character of the distributions paid during the tax years ended April 30, 2018 and April 30, 2017, respectively, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Developed World ETF
April 30, 2018	$806,103	$—	$806,103
April 30, 2017	347,858	—	347,858

As of the tax year ended April 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Unrealized Appreciation (Depreciation) on Foreign Currency	Accumulated Earnings (Deficit)
Developed World ETF	$568,018	$—	$(511,416)	$17,319,420	$(10,003)	$17,366,019

At April 30, 2018, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developed World ETF	$115,097,534	$20,784,340	$(3,464,920)	$17,319,420

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the tax year ended April 30, 2018, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Developed World ETF	$368,545	$142,871

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Concluded)	April 30, 2018

Note 8 – Recently Issued Regulatory Pronouncements

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms, and amended existing rules and forms, which are designed to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In addition, the SEC required certain open-end funds to adopt liquidity risk management programs to ensure that funds meet their obligation to satisfy shareholder redemption requests on a daily basis. Exchange Traded Funds (“ETFs”) that qualify as so-called “in-kind ETFs” will be excluded from certain requirements. Management is currently evaluating the impacts to the Fund.

Note 9 – Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined there are no material events that would require disclosure in the Fund’s financial statements through this date.

EXCHANGE LISTED FUNDS TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Knowledge Leaders Developed World ETF and

Board of Trustees of Exchange Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Knowledge Leaders Developed World ETF (the “Fund”), a series of Exchange Listed Funds Trust, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Exchange Traded Concepts, LLC’s investment companies since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2018

EXCHANGE LISTED FUNDS TRUST DISCLOSURE OF FUND EXPENSES	April 30, 2018 (Unaudited)

Expense Examples

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of the Fund you incur an Advisory fee. In addition to the Advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the Fund’s cost in two ways:

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You can use the information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses and the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - not the Fund’s actual return - the account values shown may not apply to your specific investment.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period
Actual Performance*	11/1/17	4/30/18		11/1/17–4/30/18
Developed World ETF	$ 1,000.00	$ 1,054.30	0.75%	$ 3.82
Hypothetical (5% annual return before expenses)*
Developed World ETF	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76

*

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

EXCHANGE LISTED FUNDS TRUST OTHER INFORMATION	April 30, 2018 (Unaudited)

Index/Trademark License/Disclaimers

The Index Provider is Knowledge Leaders Capital, LLC. The Index Provider is not affiliated with the Trust, the Adviser, the Sub-Adviser, Solactive AG (calculates and administers the Fund’s underlying index), the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Indices. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Qualified Dividend Income

For the year ended April 30, 2018, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended April 30, 2018, 32.20% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualifies for the dividends received deduction available to corporate shareholders.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for Shares of the Fund and the Fund’s net asset value (“NAV”) can be found on the Knowledge Leaders website at www.knowledgeleadersfunds.com/kldw/.

EXCHANGE LISTED FUNDS TRUST TRUSTEES	April 30, 2018 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee in the Past 5 Years
Interested Trustee
Richard Hogan c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1963)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011-present; Private Investor 2002-present; Secretary, Exchange Traded Concepts Trust 2011-present; Managing Member, Yorkville ETF Advisors 2011-2016	8	Board Member of Peconic Land Trust of Suffolk County, NY
Independent Trustees
Timothy J. Jacoby c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice 2000-2014	21	Exchange Traded Concepts Trust (13) - Trustee; Edward Jones Money Market Fund - Trustee; Source ETF Trust - Trustee (2014-2015)
David M. Mahle c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1944)	Trustee	Since 2012	Consultant, Jones Day 2012-present; Of Counsel, Jones Day 2008-2011; Partner, Jones Day 1988	21	Exchange Traded Concepts Trust (13) - Trustee; Source ETF Trust - Trustee (2014-2015)
Kurt Wolfgruber c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1950)	Trustee	Since 2012	Amherst Asset Management 2010-present - Independent Adviser; President, OppenheimerFunds, Inc. 2007-2009	21	Director, New Mountain Finance Corp.; Exchange Traded Concepts Trust (13) - Trustee; Source ETF Trust - Trustee (2014-2015)

*	As of May 31, 2018.

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

EXCHANGE LISTED FUNDS TRUST OFFICERS	April 30, 2018 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 years
J. Garrett Stevens c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1979)	President	Since 2012

Investment Advisor/Vice President, T.S. Phillips Investments, Inc. 2000-2011; Chief Executive Officer and Secretary, Exchange Traded Concepts Trust 2009-2011; Chief Executive Officer, Exchange Traded Concepts, LLC 2009-present; President, Exchange Traded Concepts Trust 2011-present

Richard Hogan c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1963)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011-present; Private Investor 2002-present; Secretary, Exchange Traded Concepts Trust 2011-present; Managing Member, Yorkville ETF Advisors 2011-2016
Christopher W. Roleke 10 High Street Suite 302 Boston, MA 02110 (1972)	Treasurer	Since 2012	Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC 2011-present
James J. Baker Jr. c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 (1951)	Assistant Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011-present - Managing Partner; Yorkville ETF Advisors 2012-present - Managing Partner; Goldman Sachs 2000-2011 - Vice President
Patrick Keniston 3 Canal Plaza Suite 100 Portland, ME 04101 (1964)	Chief Compliance Officer	Since 2017	Managing Director, Foreside Fund Officer Services, LLC 2008-present

[1]	Each Officer serves at the pleasure of the Board of Trustees.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and officers. The SAI is available without charge, upon request, by calling collect (405) 778-8377 or at www.knowledgeleadersfunds.com/kldw/.

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10900 Hefner Pointe Drive, Suite 207

Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC

10900 Hefner Pointe Drive, Suite 207

Oklahoma City, OK 73120

Investment Sub-Adviser:

Penserra Capital Management, LLC

4 Orinda Way, 100-A

Orinda, CA 94563

Distributor:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Proxy Voting Information

A description of Exchange Traded Concepts proxy voting policies and procedures is attached to the Fund’s Statement of Additional Information, which is available without charge by visiting the Fund’s website at www.knowledgeleadersfunds.com/kldw/ or the SEC website at www.sec.gov or by calling collect (405) 778-8377.

In addition, a description of how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling collect (405) 778-8377 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

Exchange Listed Funds Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal period on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Trust’s Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s full portfolio holdings are updated daily and available on the Fund’s website at www.knowledgeleadersfunds.com/kldw/.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Timothy J. Jacoby, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

2018	2017
$ 15,000	$ 14,000

Audit fees, paid to Cohen Fund Audit Services, Ltd., relate to the audit of the registrant's annual financial statements and the consent issued and included with the registrant's post-effective registration statements.

(b) Audit-Related Fees:

2018	2017
$ -	$ -

(c) Tax Fees:

2018	2017
$ 3,000	$ 3,000

These tax fees relate to the review of the registrant’s tax returns, and review of income and capital gain distribution calculations. These fees were paid to Cohen Fund Audit Services, Ltd.

(d) All Other Fees:

2018	2017
$ -	$ -

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require preapproval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)

2018	2017
$ -	$ -

(f) Not applicable.

(g)

2018	2017
$ 3,000	$ 3,000

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are Timothy J. Jacoby (chairman), David Mahle, and Kurt Wolfgruber.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Listed Funds Trust

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	June 22, 2018

By (Signature and Title)	/s/ Christopher W. Roleke
Christopher W. Roleke, Principal Financial Officer

Date	June 22, 2018